                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             CHICOPEE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            MASSACHUSETTS                                20-4840562
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                 70 CENTER STREET, CHICOPEE, MASSACHUSETTS 01013
              ----------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: NONE

      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
[   ]

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[ X ]

      Securities Act registration statement file number to which this form relates: 333-132512

Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, NO PAR VALUE
                                (Title of class)

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      Incorporated by reference to the portion of the Prospectus under the heading: "Description of Chicopee Bancorp Capital Stock," filed on March 17, 2006 as part of the Registrant's Registration Statement on Form S-1, File No. 333-132512, as amended.

ITEM 2.     EXHIBITS.

      1. Copies of all constituent instruments defining the rights of all the holders of each class of such securities, including any contracts or other documents which limit or qualify the rights of such holders.

            (a)   Articles of Organization

                  Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File No. 333-132512, filed on March 17, 2006, as amended.

            (b)   Bylaws

                  Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-132512, filed on March 17, 2006, as amended.

            (c)   Amended and Restated Plan of Conversion

                  Incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-1, File No. 333-132512, filed on March 17, 2006, as amended.

      2. A copy of the security to be registered hereunder is incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333- 132512, filed on March 17, 2006, as amended.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    CHICOPEE BANCORP, INC.
                                    ----------------------
                                       (Registrant)



Date:  May 11, 2006                 By: /s/ William J. Wagner
                                        --------------------------------------
                                        William J. Wagner
                                        President and Chief Executive Officer